EXHIBIT  23.2
CONSENT  OF  INDEPENDENT  AUDITORS





To  the  Board  of  Directors
   Taurus  Entertainment  Companies,  Inc.

We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated July 28, 2003 which appears in the Registrants form 8-K/A for the period from inception, March 18, 2003 through May 31, 2003.


Malone  &  Bailey,  PLLC
Houston,  Texas


August  15,  2003


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